SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                             ------------------------

                                     FORM 8-K/A-1


                                  CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE


                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


         Date of Report (Date of earliest event reported): August 29, 1996


                            NATIONSBANK CORPORATION
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)




            North Carolina               1-6523           56-0906609
         ------------------------      ------------   -------------------
         (State of Incorporation)      (Commission       (IRS Employer
                                       File Number)   Identification No.)




         NationsBank Corporate Center, Charlotte, North Carolina    28255
         -------------------------------------------------------   --------
         (Address of principal executive offices)                 Zip Code



                                  (704) 386-5000
                  ----------------------------------------------------
                  (Registrant's telephone number, including area code)





                     INFORMATION TO BE INCLUDED IN THE REPORT


         The Current Report on Form 8-K dated August 29, 1996 is amended to add Exhibit 99.6 and to amend Items 7(a) and 7(c) in their en-tirety as follows:

         Item 7.   Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired.

              The following supplemental consolidated financial statements of Boatmen's Bancshares, Inc. are incorporated herein by ref-erence to Exhibit 99.4 filed herewith:

              1.   Consolidated Balance Sheet as of December 31, 1995 and
                   1994.

              2. Consolidated Statement of Income for the years ended December 31, 1995 and 1994.

              3. Consolidated Statement of Changes in Stockholders' Eq-uity for the years ended December 31, 1995 and 1994.

              4. Consolidated Statement of Cash Flows for the years ended December 31, 1995 and 1994.

              5.   Notes to the Consolidated Financial Statements.

         The information presented in Exhibit 99.4 with respect to the year ended December 31, 1993 is not incorporated herein.

         The report of Ernst & Young LLP, independent accountants, on the supplemental consolidated financial statements of Boatmen's Banc-shares, Inc. as of December 31, 1995 and 1994 and for the three years then ended is filed herewith as part of Exhibit 99.4 and the related consent is filed herewith as Exhibit 99.5. Both the opin-ion and consent are incorporated herein by reference.

         Certain unaudited financial information regarding Boatmen's Banc-shares, Inc., including a consolidated balance sheet as of June 30, 1996, and consolidated statements of income, consolidated statements of changes in stockholders' equity and consolidated statements of cash flows for the six months ended June 30, 1996 and June 30, 1995, is incorporated herein by reference to Exhibit
         99.6 filed herewith.

         The consolidated balance sheet as of June 30, 1995, and the consolidated statements of income for the second quarter ended June 30, 1996 and 1995, presented in Exhibit 99.6 are not incorporated herein.
              (c)  Exhibits
                   --------

         Exhibit                  Description
         -------                  -----------

         99.1 Agreement and Plan of Merger, dated as of August 29, 1996, by and between NationsBank Corporation and Boatmen's Bancshares, Inc.*

         99.2 Stock Option Agreement, dated as of August 29, 1996, by and between NationsBank Corporation, as grantee, and Boatmen's Bancshares, Inc., as issuer.*

         99.3 Text of joint press release, dated August 30, 1996, is-sued by NationsBank Corporation and Boatmen's Banc-shares, Inc.*

         99.4 Consolidated Financial Statements of Boatmen's Banc-shares, Inc. and Report of Ernst & Young LLP.*

         99.5      Consent of Ernst & Young LLP.*

         99.6 Unaudited Financial Information regarding Boatmen's Bancshares, Inc. as of June 30, 1996, and for the six months ended June 30, 1996 and June 30, 1995.


        --------------------
        * Previously filed.

                                    Signatures
                                    ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.




                                            NATIONSBANK CORPORATION
                                            (Registrant)
                                            ------------

                                            By:  /s/ Marc D. Oken
                                                 -----------------------
                                                 Marc D. Oken
                                                 Executive Vice
                                                 President
                                                 and Chief Accounting
                                                 Officer





         Dated: September 11, 1996
                                   EXHIBIT INDEX

         Exhibit No.    Description of Exhibit
         -----------    ----------------------
         99.1           Agreement and Plan of Merger, dated as of August
                        29, 1996, by and between NationsBank Corporation and Boatmen's Bancshares, Inc.*

         99.2 Stock Option Agreement, dated as of August 29, 1996, by and between NationsBank Corporation, as grantee, and Boatmen's Bancshares, Inc., as is-suer.*

         99.3 Text of joint press release, dated August 30, 1996, issued by NationsBank Corporation and Boatmen's Bancshares, Inc.*

         99.4 Consolidated Financial Statements of Boatmen's Bancshares, Inc. and Report of Ernst & Young LLP.*

         99.5           Consent of Ernst & Young LLP.*

         99.6 Unaudited Financial Information regarding Boatmen's Bancshares, Inc. as of June 30, 1996 and for the six months ended June 30, 1996 and June 30, 1995.

















         ______________________
         * Previously filed.